UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Power REIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2012

55 Edison Avenue

West Babylon, New York 11704

Dear Shareholders:

2011 was an eventful year for Power REIT, as we completed a management transition, reorganized the company into a Maryland domiciled REIT holding company which resulted in changing our name to “Power REIT”. We believe Power REIT is now favorably positioned as an infrastructure REIT to capitalize on the significant opportunities that exist to acquire real estate that is embedded in energy and transportation projects. Our infrastructure REIT business plan builds upon our ownership of the Pittsburgh & West Virginia Railroad, which was originally listed on the NYSE Amex equities exchange in 1967 as a railroad infrastructure REIT and is now a wholly owned subsidiary of Power REIT.

Power REIT’s goal is to create long-term shareholder value by increasing funds from operations (“FFO”) and dividends per share through accretive acquisitions of energy and transportation infrastructure. We are excited about the opportunities that are in front of us and thank you for your support.

Very truly yours,

David H. Lesser

Chairman of the Board of Trustees

Power REIT

Notice of 2012 Annual Meeting

The annual meeting of shareholders of Power REIT (the “Company” or the “Trust”) will be held on Thursday, May 24, 2012 at 10 a.m., at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022. The items of business are:

(1) To elect four trustees to serve until the next annual meeting of shareholders and until their successors have been elected and qualified;

(2) To ratify Gibbons & Kawash A.C. (a member of the BDO Seidman Alliance) as the Trust's independent audit firm;

(3) To approve the Power REIT 2012 Equity Incentive Plan; and

(4) To transact such other business as may properly come before the meeting.

These items are more fully described in the following pages, which are part of this Notice.

This proxy statement and the accompanying form of proxy will be mailed to shareholders on or about May 1, 2012. The Trust's annual report on Form 10-K for the year ended December 31, 2011, which includes consolidated financial statements, is being mailed with this Proxy Statement.

The Board of Trustees has fixed the close of business on April 30, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Shareholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. You also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

Your vote is important.

Please vote by using the Internet, the telephone, or by signing, dating, and returning the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 24, 2012: This Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2011 are available at www.proxyvote.com.

Table of Contents

Proxy Solicitation Statement	1
Proposal 1: Election of Trustees	3
Corporate Governance	5
Executive Officers	8
Related Party Transactions	9
Ownership of Securities	10
Section 16(a) Beneficial Ownership Reporting	10
Proposal 2: Ratification of Independent Audit Firm	11
Proposal 3: Approval of 2012 Equity Incentive Plan	11
Other Matters	17
Annex A: Power REIT 2012 Equity Incentive Plan	A-1

PROXY SOLICITATION STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Power REIT (the “Company” or the “Trust”) to be used at the annual meeting of shareholders to be held on May 24, 2012 in New York, NY, and at any adjournments thereof. The cost of soliciting proxies will be borne by the Trust. Solicitation may be made by mail or by telephone, facsimile, and electronic mail, by officers of the Trust without extra compensation. The Trust will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

At the close of business on April 30, 2012, the record date, there were outstanding and entitled to vote 1,623,250 common shares of beneficial interest, $0.001 par value. Each share is entitled to one vote on each matter brought before the meeting.

Voting Procedures

If you hold our beneficial shares in your own name as a holder of record, you may instruct the proxies to vote your shares through any of the following methods:

•	using the internet, logging on to www.proxyvote.com to gain access to the voting site to authorize the proxies to vote your shares;

•	using any touch-tone telephone, dial 1-800-690-6903 and follow the instructions; or

•	signing, dating, and mailing the proxy card in the postage-paid envelope provided.

Quorum

Our by-laws specify that 33 1/3% of the outstanding shares of the Trust, present in person or by proxy, shall constitute a quorum.

Required Vote

The nominees receiving the highest number of votes up to the number of nominee slots to be filled will be elected as trustees. The ratification of the appointment of Gibbons & Kawash, A.C. and the approval of the 2012 Equity Incentive Plan requires the affirmative vote of the majority of shares represented in person or by proxy at the annual meeting.

Effect of Abstentions and Broker Non-Votes

If you vote to “abstain” or “withhold” on any proposal, your shares will be counted as present at the meeting for purposes of determining that a quorum has been constituted. Broker non-votes, if any, will count toward the quorum requirement but will not count as votes cast on any proposal. If you vote to “abstain” on the proposal to ratify the Trust’s independent auditors, it will have the effect of a vote against that proposal.

Revocability of Proxy

A proxy may be revoked at any time prior to the voting thereof, by giving notice to the Secretary of the Trust, in writing at 55 Edison Avenue, West Babylon, NY 11704 or in open meeting.

Cumulative Voting

Shareholders are not entitled to cumulative voting.

Notice of Electronic Availability of Proxy Materials

As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”) in 2007, this proxy statement and our annual report on Form 10-K for the year ended December 31, 2011 are being furnished to our shareholders by posting them online and are accessible through www.proxyvote.com.

The Board of Trustees' Voting Recommendations

The Board of Trustees recommends that you vote your shares FOR each of the Board's four nominees that are standing for election to the Board of Trustees (Proposal No. 1), FOR the ratification of Gibbons & Kawash A.C. as our independent audit firm (Proposal No. 2) and FOR the ratification of the Trust’s 2012 Equity Incentive Plan (Proposal No. 3).

You should rely only on the information provided in this proxy statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this proxy statement is accurate as of any date other than the date of this proxy statement or, where information relates to another date set forth in this proxy statement, then as of that date.

Proposal 1: Election of Trustees

Our Board of Trustees is currently comprised of four trustees. The nominees, all of whom are currently serving as Trustees of the Company, have been recommended by our Board of Trustees for re-election to serve as trustees for one-year terms until the 2013 annual meeting of shareholders and until their successors are duly elected and qualified. The following trustees are “independent” trustees under the rules of the NYSE Amex and under applicable rules of the SEC: Virgil E. Wenger, William S. Susman and Patrick R. Haynes, III.

Nominees for Election for a One-Year Term:

Name	Age	Trustee Since*	Company Position
David. H. Lesser	46	2009	Chairman and Chief Executive Officer
Virgil E. Wenger	81	1991	Trustee and Chairman of Audit Committee
William S. Susman	48	2010	Trustee and Chairman of Compensation Committee
Patrick R. Haynes, III	28	2011	Trustee and member of Audit and Compensation Committees

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* The Nominees have been trustees of Power REIT since 2011 and were trustees of Pittsburgh & West Virginia Railroad, prior to the Company’s reorganization on December 2, 2011.

The following are biographical summaries of the experience of our nominees:

David H. Lesser has over 25 years of experience in real estate, including substantial experience in creating shareholder value in REITs. Mr. Lesser is currently, and has been for the past 15 years, president of Hudson Bay Partners, LP (“HBP”), an investment firm focused on real estate, real estate-related situations and alternative energy opportunities. He also serves as a trustee of the Town Hall in New York City. Mr. Lesser has previously held leadership roles with public REITs, having served as a Senior Vice President of Crescent Real Estate Equities and as a Director of Keystone Property Trust. Prior to Crescent, Mr. Lesser was a Director of Investment Banking at Merrill Lynch & Co. within the real estate finance group.

Since 1995, Mr. Lesser, through HBP, has invested in numerous real estate and alternative energy transactions, including a reverse merger transaction in 1997 that led to the formation of Keystone Property Trust (NYSE: KTR) (“Keystone”). Mr. Lesser, as president of HBP, led an investor group and structured a reverse merger transaction with American Real Estate Investment Corporation (AMEX: REA) to ultimately form Keystone. The transaction involved an investment of $30 million of cash, the merger of a property management company and the acquisition of a family owned portfolio of industrial properties for ownership in the REIT. In addition to initial structuring and equity investment by HBP, Mr. Lesser served on Keystone’s board of trustees until June 2000. Keystone was acquired by Prologis (NYSE: PLD) in 2004 for a total enterprise value of $1.4 billion and delivering a compound annual shareholder return of 16.5% from the initial transaction.

HBP currently owns Intelligen Power Systems, LLC (“IPS”) which is an alternative energy business focused on the manufacturing of cogeneration equipment and the development of distributed energy related to cogeneration, wind, solar and biofuel. HBP acquired IPS through the bankruptcy reorganization of California-based Coast Intelligen (“Coast”), which was acquired as a portfolio company by an affiliate of Mr. Lesser’s in 2001. As a consequence misdeeds by Coast’s former owners and management team, and not involving Mr. Lesser, Coast was reorganized through a Chapter 11 bankruptcy filing, the ultimate result of which was (i) Coast winding down its operations; and (ii) IPS, which was a subsidiary of Coast, successfully emerging from the reorganization. IPS continues to operate today with a refocused business plan providing cogeneration and other energy solutions to owners of real estate properties. Mr. Lesser holds an M.B.A. from Cornell University and a B.S. in Applied Management and Economics from Cornell University.

Mr. Lesser has been Chairman of Power REIT’s Board of Trustees and our Chief Executive Officer since December 2011. Prior to servicing in the aforementioned roles with Power REIT, Mr. Lesser served held the same positions for Pittsburgh & West Virginia Railroad, as Chairman of Board of Trustees and Chief Executive Officer from December 2010 to December 2011 and February 2011 to December 2011, respectively, and served as a trustee of Pittsburgh & West Virginia Railroad from 2009 to December 2011.

Mr. Lesser’s 25 years of experience as a real estate investor and his experience as a director and creating shareholder value with other successful REITs will be beneficial to the Trust.

Virgil E. Wenger, CPA is currently, and has been for the past eight years, an independent consultant who primarily works with new startup ventures needing accounting services and financial planning assistance to determine investment and working capital needs. He also serves as chief financial officer for two private companies: Shareholder Intelligence Services, a provider of information to publically traded client companies of shareholder ownership, broker activity, and related analytics; and Econergy Corporation, a manufacturer and marketer of proprietary air conditioning systems. Mr. Wenger was previously a partner at Ernst & Young LLP. He is a graduate of the University of Kansas, with a B.S. in Business Administration and of the Harvard Business School Advanced Management Program.

Mr. Wenger has been a trustee and Power REIT’s Audit Committee Chairman since December 2011. Prior to servicing in the aforementioned roles with Power REIT, Mr. Wenger served Pittsburgh & West Virginia Railroad as trustee and Audit Committee Chairman from 1991 to December 2011 and 2005 to December 2011 respectively.

Mr. Wenger’s many years of experience at Ernst & Young LLP provide significant financial expertise and leadership oversight in his role as Chairman of the Audit Committee.

William S. Susman has 20 years of investment banking experience, including significant experience in the transportation and railroad industry. As the former head of Merrill Lynch’s Transportation and Consumer Group, Mr. Susman advised numerous railroad clients, including Burlington Northern, CSX, Kansas City Southern, Norfolk Southern Railways, TMM and Union Pacific. Mr. Susman is currently founder and CEO of a boutique investment advisory firm, Susman Partners, which operates as Threadstone Advisors. Prior to founding Threadstone Advisors, he was President of Financo where he worked from 2004-2011. Financo is an investment bank focused on retail and consumer goods. Mr. Susman began his investment banking career at Salomon Brothers within their transportation group. Mr. Susman sits on the boards of two private companies: Major Brands and Jonathan Adler Enterprises. Mr. Susman is a graduate of the University of Michigan, with a B.S. in Business Administration and earned a Masters from the Kellogg Graduate School of Management at Northwestern.

Mr. Susman has been a trustee and Power REIT’s Compensation Committee Chairman since December 2011. Prior to servicing in the aforementioned roles with Power REIT, Mr. Susman served Pittsburgh & West Virginia Railroad as trustee and Compensation Committee Chairman from May 2011 to December 2011 and from August 2011 to December 2011, respectively.

Mr. Susman understanding of business and finance and understanding of the railroad industry, acquired through his over 20 years of investment banking roles, provide the Board with significant business acumen and perspective. Mr. Susman’s investment banking and capital markets experience provides a valuable perspective in his role as Chairman of the Compensation Committee and in regard to governance matters.

Patrick R. Haynes, III is currently employed by the Rockefeller Group Investment Management Corp. (“RGIM”) as a senior associate. Mr. Haynes joined RGIM in 2010 and is responsible for financial analysis, RGI’s corporate acquisitions initiatives, and institutional fundraising. Mr. Haynes began his career at Lehman Brothers after graduating from Brown University in 2007. At Lehman Brothers, Mr. Haynes worked in the Real Estate Private Equity Group where he performed financial analysis, market research and due diligence for over $2.0 billion in potential real estate acquisitions across all asset classes nationally. Mr. Haynes also worked on the successful management buyout of Lehman’s equity funds’ advisory business, responsible for the management of approximately $18 billion in real estate assets globally. Mr. Haynes received a BA in U.S. History from Brown University.

Mr. Haynes has been a trustee and a member of Power REIT’s Audit and Compensation Committees since December 2011. Prior to servicing in the aforementioned roles with Power REIT, Mr. Haynes served Pittsburgh & West Virginia Railroad as trustee from 2010 to December 2011, member of the Audit Committee from 2010 to December 2011 and member of the Compensation Committee from August, 2011 to December 2011.

Mr. Hayne’s experience and contacts in real estate, transaction structuring and private equity are beneficial for the Trust.

In summary, the individuals that have been nominated by the Trust have experience and skills in, and industry contacts relevant to, providing leadership to real estate investment trusts (REITs), sourcing and structuring investments and investing capital. The Trust believes these skills, relevant work experiences and contacts will significantly benefit shareholders as the Trust implements its business plan.

Trustee Compensation

The Trust’s trustees are currently paid an annual fee for their services of $2,400 each, payable in quarterly installments. Other than such annual trustee fees and reimbursements, there are currently no other compensation arrangements with any trustee.

Compensation of our current trustees for the fiscal year ending December 31, 2011, is listed in the table below, including the consolidated historical results of our wholly owned subsidiary, Pittsburgh & West Virginia Railroad.

Trustee Name	Fees earned or Paid in Cash ($)	Stock Awards($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David H. Lesser	$2,400	$ -	$ -	$ -	$ -	$ -	$2,400
Virgil E. Wenger	$2,400	$ -	$ -	$ -	$ -	$ -	$2,400
William S. Susman(1)	$1,800	$ -	$ -	$ -	$ -	$ -	$1,800
Patrick R. Haynes, III	$2,400	$ -	$ -	$ -	$ -	$ -	$2,400
Larry Parsons(2)	$ 600	$ -	$ -	$ -	$ -	$ -	$ 600
Herbert E. Jones, III(3)	$ 0	$ -	$ -	$ -	$ -	$ -	$ 0
Total	$9,600	$ -	$ -	$ -	$ -	$ -	$ 9,600

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1. Mr. Susman was nominated to serve on our Board in 2011 and was only paid for three quarters of service in 2011.

2. Larry Parsons was not nominated to stand for election as a trustee at the 2011 annual shareholder meeting.

3. Herbert E. Jones, III resigned as trustee and President on February 3, 2011.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR

ELECTION OF THESE NOMINEES AS TRUSTEES OF THE TRUST

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Corporate Governance

In accordance with our declaration of trust and by-laws, our Board of Trustees elects the Chairman of our Board of Trustees and each of our executive officers, and each of these positions may be held by the same or separate persons. Our corporate governance guidelines do not include a policy on whether the role of the Chairman and Chief Executive Officer should be separate or, if not, whether a lead independent trustee is to be elected. Historically, the Chairman and Chief Executive Officer positions have been held by the same person. From February 2011, Mr. Lesser, the Chairman of our Board of Trustees, has also served as our Chief Executive Officer. We believe that this arrangement is suitable for a company of our size. The Board of Trustees shall review the need for any changes to these arrangements from time to time in light of the Trust’s changing business needs.

Our Board of Trustees has an active role in overseeing the management of our risks. The Board regularly reviews information regarding our liquidity, operations and investment activities, as well as the risks associated with each. The Board is responsible for overseeing the implementation of our investment strategy, the principal goal of which is to enhance long-term shareholder value through increases in earnings, cash flow and net asset value. Currently, each investment transaction is approved by the Board. In the future, the Board may establish an investment committee consisting of trustees to oversee our investment activities, including the review and approval of specific transactions.

The Board held three scheduled meetings during 2011 and on eight other occasions during the year, the trustees, after conferring individually or via writing, adopted Board resolutions by a majority of votes. The independent trustees met in executive session once during 2011; all of the independent trustees were in attendance during this session. All of the nominees attended the 2011 annual meeting.

Board Committees

Our Board of Trustees has two committees: an Audit Committee and a Compensation Committee. Each of the Audit Committee and Compensation Committee consists solely of independent trustees in accordance with the NYSE Amex Company Guide. The Trust formed an executive committee in January 2011, which was dissolved in August 2011. The Trust dissolved its nominating committee in August 2011.

Audit Committee

Our Audit Committee consists of two independent trustees, each of whom the Board of Trustees has determined is “financially literate” and “independent” under the rules of the NYSE Amex: Virgil E. Wenger and Patrick R. Haynes, III. Mr. Wenger serves as chairman of the Audit Committee and the Board of Trustees has determined that Mr. Wenger meets the definition of “audit committee financial expert,” as defined in applicable SEC rules. Pursuant to its charter, the Audit Committee, among other purposes, serves to assist the Board of Trustees in overseeing:

•	the integrity of our financial statements;
•	our compliance with legal and regulatory requirements and ethical behavior;
•	the retention of independent public auditors, including oversight of their performance, qualifications and independence, as well as the terms of their engagement;
•	our accounting and financial reporting processes, internal control systems and internal audit function;
•	our monitoring of compliance with laws and regulations and our code of business conduct and ethics; and
•	our investigation of any employee misconduct or fraud

The Audit Committee met four times in 2011 with Gibbons & Kawash, A.C., our independent audit firm, and management to discuss the Trust’s financial reports prepared by management that were subsequently filed with the SEC on Forms 10-K and 10-Q. All of the Audit Committee members were in attendance during these meetings.

Report of the Audit Committee of the Board of Trustees

The Audit Committee hereby reports as follows:

1. Management has the primary responsibility for the Trust’s financial statements and reporting process, including its system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with the Trust’s management.

2. The Audit Committee has discussed with the Trust’s independent audit firm the overall scope of, and plans for, its audits. The Audit Committee has met with the independent audit firm to discuss the Trust’s financial reporting process in addition to other matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as may be modified or supplemented.

3. The Audit Committee has received the written disclosures and the letter from Gibbons & Kawash, A.C. (“G&K”), required by applicable requirements of the PCAOB concerning independence, and has discussed with G&K its independence.

4. The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: www.pwreit.com.

5. Based on the matters and discussions referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the Board of Trustees, and the Board has approved, that the audited financial statements be included in the Trust’s annual report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Virgil E. Wenger (chair)

Patrick R. Haynes, III

Audit, Tax and Other Fees

During 2011 and 2010, respectively, the Trust paid Gibbons & Kawash, A.C. $44,685 and $39,090 for professional services rendered in the annual audit of the Trust's financial statements, for services related to the Trust's financial statements filed in quarterly reports on Form 10-Q with the SEC and for services related to the inclusion of the Trust’s financial statements in the Trust’s Form S-3 and Form S-4 filings with and other submissions to the SEC. Other than the fees described in the preceding sentence, there were no other payments made by the Trust to Gibbons & Kawash, A.C. during 2010 and 2011, including no payments as defined under Items 9(e)(2), 9(e)(3) or 9(e)(4) of SEC Schedule 14A.

Compensation Committee

Our Compensation Committee consists of two independent trustees: William S. Susman and Patrick R. Haynes, III. Mr. Susman serves as chairman of the Compensation Committee. The Compensation Committee, among other purposes, serves:

•	to establish and periodically review the adequacy of the compensation plans for our executive officers and other employees;
•	to review the performance of executive officers and adjust compensation arrangements as appropriate;
•	to establish compensation arrangements for our non-executive trustees; and
•	to review and monitor management developments and succession plans and activities.

The Compensation Committee met once in 2011. All of the Compensation Committee members were in attendance at the meeting. The Compensation Committee does not have a formal charter.

Compensation Committee Report

The Compensation Committee hereby reports as follows:

1.	The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management;

2.	The Compensation Committee believes the 2012 Equity Incentive Plan is in the long-term interests of Power REIT and recommends that the Board adopt such plan for inclusion on its Proxy Statement for shareholder approval; and

3.	Based on the review and discussions referred to in paragraphs (1) and (2) above, the Compensation Committee has recommended to the Board of Trustees, and the Board has approved, that this report and the Compensation Discussion and Analysis be included in this proxy statement.

William S. Susman (chair)

Patrick R. Haynes, III

Compensation Discussion and Analysis

The Trust’s compensation program is designed to incentivize key individuals to provide services of value to the Trust, including services in the long-term interests of the Trust. The compensation program has historically consisted of relatively modest cash payments to the Trust’s trustees and its Secretary and Treasurer, for services rendered. See the “Trustee Compensation” table above, and the “Executive Officer Compensation” table below. However, the Trust has now completed a management transition and corporate reorganization, and formulated a new business plan, in order to position itself favorably as an infrastructure REIT and capitalize on significant opportunities to acquire real estate embedded in energy and transportation projects. We believe that it is essential to our efforts to expand and improve our business that our compensation program now be upgraded, in order to provide the Trust with increased flexibility to vary the amounts and types of compensation paid to the Trust’s executive officers, to serve the goals of:

•	more strongly aligning the interests of the Trust and the interests of its executive officers and trustees, among others, in support of our business expansion and improvement plans;

•	rewarding our executive officers in proportion to the increased duties we are imposing on them and the increased levels of performance we are requiring of them; and

•	rewarding our executive officers and trustees, among others, if and when they achieve substantial successes in expanding and improving our business and prospects, including, without limitation, by creating long-term shareholder value by increasing funds from operations (“FFO”) and dividends per share through accretive acquisitions of energy and transportation infrastructure.

The Trust is seeking to upgrade its compensation program by adopting the Power REIT 2012 Equity Incentive Plan. For a further discussion of the plan, see “Proposal 3: Approval of Power REIT 2012 Equity Incentive Plan”. The Compensation Committee has recommended to the Board of Trustees that the plan be adopted and the Board of Trustees is recommending in this proxy statement that our shareholders vote FOR the adoption of the plan.

Compensation Committee Interlocks and Insider Participation

Since January 1, 2011, no member of the Compensation Committee has been an officer or employee of the Trust or a former officer of the Trust, or has had a relationship requiring disclosure by the Trust under applicable SEC rules.

Trustee Nomination Process

We have adopted a corporate resolution setting forth the trustee nomination process, which is the responsibility of the independent trustees of the Board. Nominee candidates for Board membership that are recommended by Board members as well as by management and by shareholders pursuant to the procedures established by our by-laws will be considered. Trustee nominees are to be selected on the basis of, among other things, broad perspective, integrity, independence of judgment, experience, expertise, educational and other achievements, ability to make independent analytical inquiries, understanding of the Power REIT's business environment and investment strategy and willingness to devote adequate time and effort to Board responsibilities. Nominations by shareholders are evaluated in the same manner as nominations from any of the other sources described above. Considering the current size of the Trust and that the majority of the members of the Board (three out of four trustees) are independent, we believe that the current nominating process is sufficient in lieu of a formal nominating committee. The Board may, in its discretion, establish a nominating committee at such time as it deems appropriate.

The three independent trustees, Virgil E. Wenger, William S. Susman and Patrick R. Haynes, III, were involved in selecting the trustee nominees listed in this Proxy Statement.

Code of Business Conduct and Ethics

The Trust's Code of Conduct and Ethics, with which all officers and trustees must comply, is available from our website at www.pwreit.com or in print by writing to Power REIT, 55 Edison Avenue, West Babylon, NY 11704, Attention: Investor Relations.

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Executive Officers

The Trust is managed by David H. Lesser, the Trust’s Chief Executive Officer, and Arun Mittal, the Trust’s Secretary, Treasurer and Vice President of Business Development. Set forth below is the background of Arun Mittal (the background of Mr. Lesser is described above).

Arun Mittal, CFA (35) has over a decade of investment banking and business experience in financial institutions and energy sectors. Mr. Mittal is currently a Managing Principal of Caravan Partners, LLC, a consulting firm. He was previously a Director at StoneCastle Partners, LLC, a boutique investment bank and asset manager. Prior to StoneCastle, Mr. Mittal was part of the capital markets group at Tokyo-based Shinsei Bank and briefly served as CEO of Shinsei Capital (USA), Ltd. Mr. Mittal holds a B.S. in Electrical Engineering from Stanford University and a M.S. in electrical engineering from Georgia Institute of Technology.

Mr. Mittal has served as Power REIT’s Secretary, Treasurer and Vice President of Business Development since December 2011. Prior to servicing in the aforementioned roles with Power REIT, Mr. Mittal served Pittsburgh & West Virginia Railroad as its Secretary, Treasurer and Vice President of Business Development from April 2011 to December 2011.

Executive Officer Compensation

The Trust does not have an employment agreement with David H. Lesser, our Chief Executive Officer, and has not paid any compensation to Mr. Lesser in his role as our Chief Executive Officer. Mr. Lesser, in his role of trustee and Chairman of the Board of Trustees, receives annual trustee fees of $2,400, paid in quarterly installments. Power REIT does not have an employment agreement with Arun Mittal, our current Secretary, Treasurer and Vice President of Business Development. Power REIT has entered into a consulting agreement with an affiliate of Mr. Mittal’s, pursuant to which we pay the affiliate, for the benefit of Mr. Mittal, a monthly consulting fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses in connection with his services to the Trust. The compensation of Power REIT’s executive officers for the two fiscal years ending December 31, 2011 is set forth in the table below, including compensation paid by our predecessor and current wholly-owned subsidiary, Pittsburgh & West Virginia Railroad.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Incentive Plan Compensation ($)	Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David H. Lesser, CEO	2011	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Arun Mittal, Secretary, Treasurer and Vice President of Business Development	2011	$ -	$ -	$ -	$ -	$ -	$ -	$ 67,500	$ 67,500
Herbert E. Jones, III, President(1)	2011	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Robert McCoy, Secretary and Treasurer (2)	2011	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,500	$ 7,500
Herbert E. Jones, III, President(1)	2010	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Robert McCoy, Secretary and Treasurer(2)	2010	$ -	$ -	$ -	$ -	$ -	$ -	$30,000	$ 30,000

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1. Herbert E. Jones, III resigned as trustee and President on February 3, 2011.

2. Robert McCoy resigned as Secretary and Treasurer on March 31, 2011. Previously, Mr. McCoy was paid an annual fee of $12,000, paid in quarterly installments, and an affiliate of Mr. McCoy’s was paid $18,000 annually for use of office space, paid in quarterly installments.

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Related Party Transactions

We have hired Morrison Cohen, LLP (“Morrison Cohen”) as our legal counsel with respect to general corporate and securities matters and the litigation with Norfolk Southern Corporation related to the Lease described in our annual report on Form 10-K for the year ended December 31, 2011 accompanying this proxy statement, and in our current report on Form 8-K filed with the SEC on February 16, 2012 . Mr. Lesser, our CEO and Chairman of the Board of Trustees, is married to a partner at Morrison Cohen. From January 1, 2011 through March 31, 2012, we have paid approximately $115,000 in legal fees to Morrison Cohen in connection with various legal matters, including the litigation with Norfolk Southern Corporation. In addition, as of March 31, 2012, approximately $85,000 had been billed by Morrison Cohen in connection with the litigation with Norfolk Southern Corporation, but had not yet been paid.

In February 2011, Pittsburgh & West Virginia Railroad entered into a standby purchase agreement with an affiliate of Mr. Lesser’s, whereby the affiliate agreed to acquire the balance of the shares not acquired by shareholders through the exercise of their rights in a rights offering. The shares acquired by the standby purchaser were at the same price and on the same terms as the shares acquired by shareholders in the rights offering.

Since April 1, 2011, Mr. Lesser has provided the Trust with office space at no cost through a wholly owned subsidiary of his wholly owned affiliate, Hudson Bay Partners, LP. There is no understanding or agreement with the Trust to compensate Mr. Lesser, the subsidiary or the affiliate, currently or in the future, for the office space provided to the Trust. Previously, the Trust had paid $4,500 per quarter for office space.

Under the Trust’s declaration of trust, the Trust may enter into transactions in which trustees, officers or employees have a financial interest, provided however, that in the case of a material financial interest, the transaction shall be disclosed to the Board of Trustees or the transaction shall be fair and reasonable to the Trust. The independent trustees approved the hiring of Morrison Cohen as counsel to the Trust and approved the rights offering standby purchase agreement.

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Ownership of securities

The following table sets forth certain information regarding beneficial ownership and voting power of all of our common shares, as of March 31, 2012, by: (i) each person whom we know to own beneficially more than 5% of our common stock, (ii) each of our trustees and executive officers and (iii) all of our trustees and executive officers as a group.

Unless otherwise indicated, the address for each listed person is c/o Power REIT, 55 Edison Avenue, West Babylon, NY 11704. Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power.

	Owned at March 31, 2012
Name of Shareholder	Number of Shares	% of Outstanding Shares
David H. Lesser (1) (2)	148,500	9.15%
Virgil E. Wenger	1,000	0.06%
William S. Susman	1,000	0.06%
Patrick R. Haynes, III	1,937	0.12%
Arun Mittal	8,000	0.49%
All trustees and executive officers as a group (1) (2)	160,437	9.88%

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(1) David H. Lesser has beneficial ownership of 148,500 common shares as follows: (a) 11,530 directly; (b) 85,210 indirectly through Hudson Bay Partners, LP, a wholly owned affiliate of Mr. Lesser’s; and (c) 51,760 indirectly through HBP PW, LLC, an affiliate managed by Mr. Lesser.

(2) In addition to the shareholdings disclosed above, the MEL Generation Skipping Trust, a trust set up for the children of David H. Lesser, (the "MEL Trust") owns 10,383 common shares of the Trust. David H. Lesser disclaims any beneficial, pecuniary or residual interest in the common shares owned by the MEL Trust, does not serve as trustee of the MEL Trust and does not have the power to revoke the MEL Trust.

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Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Exchange Act requires that our executive officers and trustees, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and, in our case, the NYSE Amex. Executive officers, trustees and greater than 10% shareholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file. Based on our review of the copies of such forms, we believe that our current executive officers, trustees and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2011, with the exception of Mr. Lesser who made two late filings on a Form 4 to report two separate transactions, and Mr. Haynes, who made one late filing on a Form 4 to report a single transaction. Mr. Parsons, who is no longer a trustee, made one late filing on Form 4 to report a single transaction during 2011.

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Proposal 2: RATIFICATION OF INDEPENDENT AUDIT FIRM

The persons named in the proxy card intend to vote the proxy to ratify Gibbons & Kawash A.C. (a member of the BDO Seidman Alliance) as the Trust's independent audit firm. The firm of Gibbons & Kawash A.C. has served as the Trust's independent audit firm since 1995 and was selected by the Audit Committee to perform the audit of the financial statements as of and for the year ending December 31, 2012. In March 2012, the Audit Committee reviewed with Gibbons & Kawash, A.C. their independence with respect to the Trust. In addition, the Audit Committee considered their experience and determined that Gibbons & Kawash, A.C. has the required independence and experience to perform the audit of the Trust for 2012.

A representative of Gibbons & Kawash will be in attendance via conference call at the annual meeting to answer appropriate questions concerning the audit of the financial statements and to make any statements, if they desire to do so.

THE BOARD OF TRUSTEES RECOMMENDS RATIFICATION OF GIBBONS &

KAWASH A.C. AS THE TRUST'S INDEPENDENT AUDIT FIRM

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PROPOSAL 3: APPROVAL OF 2012 EQUITY INCENTIVE PLAN

This section provides a summary of the terms of the Power REIT 2012 Equity Incentive Plan and the proposal to approve the plan.

The Power REIT 2012 Equity Incentive Plan (the “Equity Incentive Plan”) was recommended by the Compensation Committee and approved by the Board of Trustees on April 23, 2012, and will become effective subject to the approval of our shareholders at the annual meeting. We are asking our shareholders to approve the Equity Incentive Plan, as we believe that approval of the plan is essential to our continued success.

The purposes of the Equity Incentive Plan are to attract, retain and reward employees, officers, trustees (whether employee or non-employee trustees) and consultants of the Company and its subsidiaries and affiliates, and other persons who may provide services to the Company (“Eligible Individuals”) and to link compensation to measures of performance; thereby providing (1) additional incentives to such persons to create shareholder value, and (2) such persons with an opportunity to acquire a proprietary interest in the Company. The Equity Incentive Plan permits us to provide equity-based compensation to Eligible Individuals in the form of stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, performance based awards, unrestricted stock, long-term incentive units (“LTIP Units”) and other awards.

We currently do not have an equity incentive plan in place and, as a result, do not currently grant equity-based awards. Our Board of Trustees believes that the Equity Incentive Plan will provide us with the ability to offer a variety of incentive and compensatory awards designed to advance our interests and long-term success by encouraging stock ownership among potential plan participants. The Equity Incentive Plan is intended to provide these individuals with additional incentives to stimulate their efforts towards the success of the Company and to operate and manage the Company’s business in a manner that will provide for the long-term growth and profitability of the Company. In addition, our Board regards shareholder approval of the Equity Incentive Plan as desirable and consistent with good corporate governance practices.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility on tax returns of compensation over $1 million to any “covered employee” unless, in general, the compensation is paid pursuant to a plan that is performance-based and non-discretionary and has been approved by the Company’s shareholders. The Company believes that because it qualifies as a real estate investment trust (“REIT”) under the Code and pays dividends sufficient to minimize federal income taxes, the payment of compensation that may not satisfy the requirements of Section 162(m), and therefore may not be deductible, will generally not materially affect the Company’s level of taxation and net income. For this reason, our Compensation Committee and our compensation policy and practices are not directly guided by considerations relating to Section 162(m), and we may award non-deductible compensation as we deem appropriate.

Shareholder approval of the Equity Incentive Plan will not affect the Company’s ability to make stock-based or cash-based awards outside of the Equity Incentive Plan to the extent consistent with applicable laws and regulations.

The Equity Incentive Plan will become effective if it is approved by shareholders.

2012 Equity Incentive Plan

The following is a summary of the principal features of the Equity Incentive Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Equity Incentive Plan and is qualified in its entirety by the detailed provisions of the Equity Incentive Plan, a copy of which is attached as Annex A to this Proxy Statement. Shareholders should refer to Annex A for a more complete description of the Equity Incentive Plan.

General. The Equity Incentive Plan provides for the grant of options to purchase shares of common stock, share awards (including, without limitation, restricted stock and stock units), stock appreciation rights, performance awards, annual incentive awards, dividend equivalent rights, long-term incentive units, cash and other equity-based awards. We have reserved a total of 200,000 shares of common stock for issuance pursuant to the Equity Incentive Plan, subject to certain adjustments set forth in the plan. The initial share reserve, as a percentage of fully diluted outstanding shares, is greater than the long-term target of 10% that the Equity Incentive Plan intends to achieve through an “evergreen provision” that allows for automatic increases in the number of shares available for issuance during the ten-year term of the Equity Incentive Plan. Under this evergreen provision, the increase in shares available for issuance is generally the lesser of (A) (i) 10% of our outstanding shares on a fully diluted basis, including units of our Operating Partnership, if any, less (ii) the sum of (x) unvested awards and (y) shares remaining to be granted under the Equity Incentive Plan or (B) an amount determined by our Compensation Committee. This evergreen adjustment to shares available for issuance shall apply annually and on such date(s) that the Company’s fully diluted share count (including units of our Operating Partnership, if any) has increased by more than 20% from the previous adjustment date.

The Equity Incentive Plan provides that no participant in the plan will be permitted to acquire, or will have any right to acquire, shares thereunder if such acquisition would be prohibited by the ownership limits contained in our charter or by-laws, unless provided with a waiver from such limits by our Board pursuant to our Declaration of Trust, or would impair our status as a REIT.

Administration of the Equity Incentive Plan. The Equity Incentive Plan will be administered by our Board of Trustees, which has delegated to the Compensation Committee the powers and authorities to administer the Equity Incentive Plan on its behalf. The Compensation Committee consists, and will consist, of independent trustees as defined by the NYSE Amex Company Guide. The Compensation Committee will determine who will receive awards under the Equity Incentive Plan, the type of award and its terms and conditions and the number of shares of common stock subject to the award, if the award is equity based. The Compensation Committee will also interpret the provisions of the Equity Incentive Plan. During any period of time in which we do not have a compensation committee, the Equity Incentive Plan will be administered by our Board of Trustees. References below to the Compensation Committee include a reference to the board of trustees for those periods in which the Board of Trustees is acting.

Eligibility. All of our employees (if any), our officers, our trustees, consultants and advisors of the Company are eligible to receive awards under the Equity Incentive Plan. Each member of our Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and is considered independent under the NYSE Amex Company Guide.

Share Authorization. The number of shares of common stock that may be issued under the Equity Incentive Plan, consisting of authorized but unissued shares, is equal to 200,000 shares, subject to the “evergreen provision” described above. In connection with stock splits, dividends, recapitalizations, additional assets acquisitions, and certain other events, our board of trustees will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the Equity Incentive Plan and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares subject to such awards will again be available for purposes of the Equity Incentive Plan.

Share Usage. Shares of common stock that are subject to awards will be counted against the Equity Incentive Plan share limit as one share for every one share subject to the award. The number of shares subject to any stock appreciation rights awarded under the Equity Incentive Plan will be counted against the aggregate number of shares available for issuance under the Equity Incentive Plan regardless of the number of shares actually issued to settle the stock appreciation right upon exercise.

No Repricing. Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would be treated as a repricing under applicable stock exchange rules or would replace stock options or stock appreciation rights with cash, in each case without the approval of the shareholders (although appropriate adjustments may be made to outstanding stock options and stock appreciation rights to achieve compliance with applicable law, including the Internal Revenue Code).

Options. The Equity Incentive Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Internal Revenue Code) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by the Compensation Committee, provided that the price cannot be less than 100% of the fair market value of shares of our common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% shareholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.

The term of an option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% shareholder, the term cannot exceed five years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The vesting and exercisability of options may be accelerated by the Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for or substituted for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged or substituted for without shareholder approval.

The exercise price for any option or the purchase price for restricted stock is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised, of the exercise price, (iii) to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by the Company or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to the Company.

Other Awards. The Compensation Committee may also award:

•	restricted stock, which are shares of common stock subject to restrictions;
•	stock units, which are common stock units subject to restrictions;
•	dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock;
•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee;
•	performance and annual incentive awards, ultimately payable in common stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria. The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. ;
•	cash;
•	LTIP Units, which are profits interests in the Company’s to-be-formed operating partnership (if, and to the extent that, the Company in the future has an operating partnership through which it owns substantially all of its assets) and/or other asset owning subsidiaries; and
•	other equity-based awards.

Because the LTIP Units are structured as profits interests, the grant, vesting or conversion of such units are not expected to produce a tax deduction for the Company. Each LTIP Unit awarded will be deemed to be equivalent to an award of one share of the Company’s common stock reserved under the equity incentive plan and will reduce the amount of shares of common stock available for other equity awards on a one-for-one basis. LTIP Units, whether vested or not, will receive the same quarterly per unit distributions as common units of limited partnership interest (“OP Units”) in the Company’s operating partnership (if any), which will equal per share dividends on the Company’s common stock. Initially, LTIP Units will not have full parity with other OP Units with respect to liquidating distributions. Upon the occurrence of specified events, LTIP Units may over time achieve full parity with other OP Units for all purposes, and therefore accrete to an economic value for participants equivalent to the Company’s common stock on a one-for-one basis. If such parity is reached, vested LTIP Units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units. However, there are circumstances under which the LTIP Units will not achieve full parity with OP Units. Until and unless such parity is reached, the value that a participant will realize for a given number of vested LTIP Units will be less than the value of an equal number of shares of the Company’s common stock.

Recoupment. Award agreements for awards granted pursuant to the Equity Incentive Plan may be subject to mandatory repayment by the recipient to the Company of any gain realized by the recipient to the extent the recipient is in violation of certain agreements with the Company or upon termination for Cause as defined in the Equity Incentive Plan, applicable award agreement, or any other agreement between the Company and the recipient. Reimbursement or forfeiture also applies if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws or if an award was earned or vested based on achievement of pre-established performance goals that are later determined, as a result of the accounting restatement, not to have been achieved.

Change in Control. If we experience a change in control in which outstanding options, stock appreciation rights, and stock awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (i) except for performance awards, all restricted stock and LTIP Units will vest, and all stock units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control, and (ii) at the Board of Trustees’ discretion either all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the consummation of the change in control, or all options, stock appreciation rights, restricted stock, and stock units will be cashed out or redeemed for securities of equivalent value before the change in control. In the case of performance awards denominated in stock, stock units or LTIP Units, if more than half of the performance period has lapsed, the performance award will be converted into restricted stock or stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the performance award will be converted into restricted stock or stock units assuming target performance has been achieved. Other equity-based awards will be governed by the terms of the applicable award agreement.

In summary, a change in control under the Equity Incentive Plan occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of (a) the total combined voting power of our outstanding securities or (b) the then outstanding shares of our common stock;
•	we experience a reorganization, merger, consolidation or sale or other disposition of all or substantially all of our assets, unless (i) the holders of our voting shares immediately prior to the merger have at least 50% of the then outstanding shares of our common stock and the combined voting power of the securities in the surviving entity or its parent in substantially the same proportions as before the transaction, (ii) no person owns 35% or more of the shares of the surviving entity unless such ownership existed before the transaction, and (iii) at least a majority of the members of the board of the surviving entity were members of the incumbent board when the transaction was approved;
•	we are liquidated or dissolved; or
•	individuals who, when the plan is adopted, constitute our board of trustees cease for any reason to constitute a majority of our board of trustees, treating any individual whose election or nomination was approved by a majority of the incumbent trustees as an incumbent trustee for this purpose.

Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Equity Incentive Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Amendment; Termination. Our board of trustees may amend or terminate the Equity Incentive Plan at any time; provided that no amendment may adversely impair the benefits of participants with outstanding awards. Our shareholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our shareholders also must approve any amendment that changes the no-repricing provisions of the plan. Unless terminated sooner by our board of trustees or extended with shareholder approval, the Equity Incentive Plan will terminate on the tenth anniversary of the adoption of the plan.

Federal Income Tax Consequences

Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we were to comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we would be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we were to comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we would be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units. There are no immediate tax consequences of receiving an award of stock units under the Equity Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we were to comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we would be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we were to comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we would be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the Equity Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we were to comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we would be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

LTIP Units. There are no tax consequences of receiving an award of LTIP Units under the plan at the date of grant or, if not vested at the date of grant, on vesting. Taxable income of the operating partnership allocable to the LTIP Units prior to vesting is taxed as compensation income subject to withholding taxes unless the grantee has made a timely Section 83(b) election.

Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income.

Registration with the SEC

If the Equity Incentive Plan is approved by shareholders, the Board shall decide when to file with the SEC pursuant to the Securities Act of 1933, as amended, any registration statement, or any supplement to an existing registration statement, relating to the issuance of shares of our common stock or other securities under the Equity Incentive Plan.

Vote Required and Recommendation

The Board recommends that you vote FOR the 2012 Equity Incentive Plan. The vote required to approve the Equity Incentive Plan is a majority of the shares of our common stock which are present in person or by proxy and entitled to vote thereon.

OUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR

APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN.

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OTHER MATTERS

Principal Executive Offices

The Trust’s principal executive offices are located at 55 Edison Avenue, West Babylon, NY 11704.

Other Matters to Come Before the 2012 Annual Meeting

No other matters are to be presented for action at the annual meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, the persons named in the accompanying proxy will vote all proxies solicited by this proxy statement as recommended by our Board of Trustees or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2013 Annual Meeting

Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the next annual meeting of shareholders, must be received by the Trust no later than January 1, 2013. Proposals should be sent via registered, certified or express mail to our principal executive offices.

In addition, Qualified Shareholders (as defined below) who wish to propose a nominee to the Board of Trustees or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article III, Section 13 of our by-laws, which are on file with the SEC or may be obtained from us upon request. These notice provisions require that nominations of persons for election to the Board of Trustees and the proposal of business to be considered by the shareholders for the 2013 annual meeting must be received no earlier than January 1, 2013 and no later than January 31, 2013. Such nominations or proposals of business should be sent via registered, certified or express mail to our principal executive offices.

A Qualified Shareholder is a shareholder or shareholders who collectively hold both investment and voting control over at least five percent (5%) of the shares of the Trust for at least three consecutive years and have been acting in concert over that time period, who are shareholders of record at the time such notice is delivered to the Trust and who are shareholders of record at the time of the annual meeting, and who are entitled to vote at the meeting and who have complied in all respects with the procedures set forth in Article III, Section 13 of our by-laws.

Householding of Proxy Materials

If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to Power REIT, 55 Edison Avenue, West Babylon, NY 11704, Attention: Investor Relations, or telephone call to +1 (212) 750-0373. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner.

Additional Copies of Materials

Additional copies of this proxy statement, our annual report on Form 10-K for the year ended December 31, 2011 will be furnished without charge upon written request to: Power REIT, 55 Edison Avenue, West Babylon, NY 11704, Attention: Investor Relations.

Shareholder Communications

Shareholders may send communications to the Board of Trustees or an individual trustee, by sending their communications in writing to Power REIT, c/o Richard Baumann, Esq., Morrison & Cohen LLP, 909 Third Avenue, New York, NY 10022. All such communication will be forwarded to the respective trustee or trustees for whom such communication was intended.

Annual Report

On March 28, 2012, the Trust filed its annual report on Form 10-K for the year ended December 31, 2011 with the SEC, and such annual report is available from the SEC’s website at www.sec.gov and from our website at www.pwreit.com. If desired, a hard copy is available to shareholders, without charge, upon written request to Power REIT, Attn: Investor Relations, 55 Edison Avenue, West Babylon, NY 11704.

Annex A

POWER REIT

2012 EQUITY INCENTIVE PLAN

Power REIT, a Maryland real estate investment trust (the “Company”), sets forth herein the terms of its 2012 Equity Incentive Plan (the “Plan”), as follows:

1. PURPOSE

This Plan is intended to (a) provide incentive to eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) provide a means of obtaining, compensating, rewarding and retaining key personnel and management of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate of the Company, unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of stock options or stock appreciation rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2 “Annual Incentive Award” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one year (the Company’s fiscal year, unless otherwise specified by the Board).

2.3 “Applicable Entity” means the Company or its Affiliates.

2.4 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

2.5 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Units, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

2.6 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.7 “Award Agreement Date” means the date of an Award Agreement between the Company and a Grantee.

2.8 “Board” means the Board of Trustees of the Company.

2.09 “Cause” means, with respect to any Grantee, as determined by the Board and unless otherwise provided in an applicable agreement between such Grantee and the Applicable Entity (a) repeated violations by such Grantee of such Grantee’s obligations to the Applicable Entity (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on such Grantee’s part, which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Applicable Entity and which are not remedied within a reasonable period of time after such Grantee’s receipt of written notice from the Company specifying such violations or (b) the conviction of such Grantee of a felony involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Applicable Entity.

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2.10 “Change in Control” means:

(1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the then outstanding shares of common stock, par value $0.01 per share, of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of trustees (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company; (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or trust controlled by the Company; and (iii) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 2.10; or

(2) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees, as the case may be, of the entity resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, and (ii) no Person (excluding any corporation or trust resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or trust resulting from such Business Combination) beneficially owns, directly or indirectly, thirty-five percent (35%) or more of the then outstanding shares of the corporation or trust resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or trust except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of trustees of the corporation or trust resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company and consummation of such transaction.

2.11 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.12 “Company” means Power REIT, a Maryland real estate investment trust.

2.13 “Compensation Committee” means a committee established by the Board of Trustees consisting of two or more trustees, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall (i) qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, (ii) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act, (iii) comply with the independence requirements of the stock exchange on which the Stock is listed and (iv) qualify as an “outside director” for purposes of Code Section 162(m). Notwithstanding the foregoing, with respect to the grant of Awards to non-employee trustees, the Compensation Committee shall be the Board. If no Compensation Committee exists, the functions of the Compensation Committee will be exercised by the independent trustees of the Board, which shall be known as “Compensation Committee”; provided, however, that a Compensation Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Compensation Committee.

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2.14 “Covered Employee” means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

2.15 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.

2.16 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.17 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.18 “Effective Date” means [ ], 2012, the date the Plan was approved by the common shareholders of the Company.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.20 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Determination Date as follows:

(a) If on such Determination Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Compensation Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next trading day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b) If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Compensation Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.20 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares of Stock may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares of Stock shall be the sale price of such shares of Stock on such date (or if sales of such shares of Stock are effectuated at more than one sale price, the weighted average sale price of such shares of Stock on such date).

2.21 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

2.22 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Company completes the corporate action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award, or (iii) such other date as may be specified by the Board.

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2.23 “Grantee” means a person who receives or holds an Award under the Plan.

2.24 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.25 “Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the operating partnership affiliated with the Company, if any.

2.26 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.28 “Operating Partnership Agreement” shall have the meaning set forth in Section 15.

2.29 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.30 “Other Equity-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Units, Dividend Equivalent Right, LTIP Unit, Performance Award, or Annual Incentive Award.

2.31 “Outside Trustee” means a member of the Board who is not an officer or employee of the Company.

2.32 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

2.33 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.

2.34 “Performance Measures” means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company’s shareholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.35 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.36 “Plan” means this Power REIT 2012 Equity Incentive Plan, as amended from time to time.

2.37 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

2.38 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.39 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10.

2.40 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.

2.41 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.42 “Service” means service as a Service Provider to any Applicable Entity. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to any Applicable Entity. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a trustee, only service to the Company or any of its Subsidiaries constitutes Service. If the Service Provider’s employment or other service relationship is with an Affiliate of the Company and that entity ceases to be an Affiliate of the Company, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate of the Company unless the Service Provider transfers his or her employment or other service relationship to the Company or their remaining Affiliates.

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2.43 “Service Provider” means an employee, officer, trustee, or a consultant or adviser (who is a natural person) providing services to an Applicable Entity.

2.44 “Stock” means the common stock, par value $0.001 per share, of the Company.

2.45 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

2.46 “Stock Exchange” means the NYSE American Stock Exchange (“NYSE Amex”) or another established national or regional stock exchange.

2.47 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10.

2.48 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.49 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.50 “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries, unless such person has been exempted by the Board pursuant to the Company’s declaration of trust. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.51 “Unrestricted Stock” shall have the meaning set forth in Section 11.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3. ADMINISTRATION OF THE PLAN

3.1 Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s declaration of trust, by-laws and Applicable Laws. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which a quorum is present or by majority consent of the independent trustees of the Board executed in writing in accordance with the Company’s declaration of trust and by-laws and Applicable Laws. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2 Compensation Committee.

The Board from time to time may delegate to the Compensation Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and Applicable Laws. The Board may also appoint one or more separate committees of the Board, each composed of one or more trustees of the Company who need not be Outside Trustees, who may administer the Plan with respect to employees or other Service Providers who are not executive officers (as defined under Rule 3b-7 of the Exchange Act) or trustees of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards, subject to Rule 16b-3 and the rules of the stock exchange on which the Stock is listed.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Compensation Committee if the power and authority to do so has been delegated (and such delegated authority has not been revoked) to such Compensation Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Compensation Committee shall be final, binding and conclusive. To the extent permitted by law, the Compensation Committee may delegate its authority under the Plan to a member of the Board, provided, that such member of the Board to whom the Committee delegates authority under the Plan must be an Outside Trustee who satisfies the requirements of a Compensation Committee member in Section 2.13.

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3.3 Terms of Awards

Subject to the other terms and conditions of the Plan, the Compensation Committee shall have full and final authority to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement evidencing an Award; and

(vi) amend, modify, or reprice the terms of any outstanding Award subject to the restrictions of Section 3.5. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

3.4 Forfeiture; Recoupment.

The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Applicable Entity and such Grantee, as applicable.

Any Award granted pursuant to the Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any law that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee in the event that the Grantee fails to comply with, or violates, the terms or requirements of such law. Such law may authorize the Company to recover from a Grantee incentive-based compensation preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of willful misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.

Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the Fair Market Value of such Stock on the date of delivery if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.

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3.5 No Repricing.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price below the current stock price in exchange for cash or other securities.

3.6 Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted that are vested and payable in connection with, or related to, the vesting and exercise of an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.7 Liability; Indemnification.

No Board member or Compensation Committee member (each a “Covered Individual”) shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by Applicable Laws, the Company’s declaration of trust and by-laws, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under Applicable Laws, the Company’s declaration of trust or by-laws. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

For the purposes of this Section 3.7, “Covered Individual” shall mean any current or former trustee or current or former member of any Compensation Committee established by the Board.

3.8 Stock Issuance/Book-entry.

Notwithstanding any provision of the Plan to the contrary, the issuance of the shares of Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or the issuance of one or more share certificates.

4. STOCK SUBJECT TO THE PLAN

4.1 Number of Shares of Stock Available for Awards

Subject to adjustment as provided in Section 18, the number of shares of Stock available for issuance under the Plan shall be two-hundred thousand (200,000). In addition, subject to adjustment as provided in Section 18, commencing on the date this plan is approved by shareholders, and on the beginning of each January 1 and on each Capitalization Event (each such January 1 or Capitalization Event, a “Reset Date”), during the term of this Plan, the number of shares of Stock which shall be made available for issuance under the Plan shall be increased by the positive number of shares equal to the lesser of: (i) (A) 10% of the Company’s outstanding shares of Stock, calculated on a fully diluted and consolidated basis (including the OP Units of our Operating Partnership, if any), less (B) the sum of (1) the aggregate number of shares remaining available for issuance under the Plan as of such date, plus (2) the aggregate number of shares subject to outstanding Awards and unvested shares of Restricted Stock or other unvested equity compensation granted under the Plan as of such date, or (ii) a lesser amount determined by the Compensation Committee. For clarity, if the amount determined in the formula in the preceding sentence is negative, the number of shares available for issuance shall neither be increased nor decreased. Shares of Stock issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Compensation Committee.

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For the purposes of this section 4.1, “Capitalization Event” shall mean (i) any date on which the fully diluted share count of the Company (including its Operating Partnership, if any) has increased by more than 20% from the prior Reset Date or (ii) any other such date, as may be determined from time to time by the Compensation Committee.

4.2 Adjustment in Authorized Shares of Stock.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed, and in the case of a substitution, by the net increase in the number of shares of Stock subject to awards before and after substitution. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of shares of Stock available under the Plan, subject to applicable stock exchange requirements.

4.3 Share Usage

Shares of Stock covered by an Award shall be counted as used as of the Grant Date. Any shares of Stock that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. With respect to SARs, the number of shares of Stock subject to an award of SARs will be counted against the aggregate number of shares of Stock available for issuance under the Plan regardless of the number of shares of Stock actually issued to settle the SAR upon exercise. If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any shares of Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares of Stock available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares of Stock were counted against the limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 12.2, (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 19.3 or (iii) any shares of Stock purchased by the Company with proceeds from option exercises.

5. EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1 Effective Date.

The Plan shall be effective as of the Effective Date.

5.2 Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3 Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s shareholders to the extent stated by the Board, required by Applicable Laws or required by applicable stock exchange listing requirements. No amendment will be made to the no-repricing provisions of Section 3.5 or the option pricing provisions of Section 8.1 without the approval of the Company’s shareholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6. AWARD ELIGIBILITY AND LIMITATIONS.

6.1 Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Compensation Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Compensation Committee.

6.2 Limitations on Shares of Stock Subject to Awards and Cash Awards

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During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply:

(i) the maximum number of shares of Stock subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 in a calendar year shall be determined by the Compensation Committee, in its sole discretion, subject to Section 4 and the Company’s declaration of trust, by-laws and any Applicable Laws; and

(ii) the maximum number of shares of Stock that can be granted under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award in a calendar year shall be determined by the Compensation Committee, in its sole discretion, subject to Section 4 and the Company’s declaration of trust, by-laws and any Applicable Laws.

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

6.3 Stand-alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.5, Awards granted under the Plan may, in the discretion of the Compensation Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.5, if an Award is granted in substitution or exchange for another Award, the Compensation Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7. AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Compensation Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8. TERMS AND CONDITIONS OF OPTIONS

8.1 Option Price.

The Option Price of each Option shall be fixed by the Compensation Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2 Vesting.

Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Compensation Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Compensation Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

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8.4 Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Compensation Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

8.6 Method of Exercise.

Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Compensation Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7 Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock covered thereby are fully paid and issued to such Grantee or other person. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8 Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.8.

8.9 Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10 Family Transfers.

If authorized in the applicable Award Agreement or by the Compensation Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Laws do not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11 Limitations on Incentive Stock Options.

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An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12 Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1 Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the SAR Exercise Price as determined by the Compensation Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date; provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

9.2 Other Terms.

The Compensation Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3 Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Compensation Committee and stated in the Award Agreement relating to such SAR.

9.4. Transferability of SARs.

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5 Family Transfers.

If authorized in the applicable Award Agreement or by the Compensation Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Laws do not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

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10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for consideration or no consideration (other than the par value of the shares of Stock which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to an Applicable Entity).

10.2 Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Compensation Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Compensation Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Compensation Committee with respect to such Restricted Stock or Stock Units.

10.3 Registration; Restricted Stock Certificates.

Pursuant to Section 3.8, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, stock certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Compensation Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4 Rights of Holders of Restricted Stock.

Unless the Compensation Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Stock and the right to receive any dividends declared or paid with respect to such shares of Stock. The Compensation Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5 Rights of Holders of Stock Units.

Holders of Stock Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s shareholders). The Compensation Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Stock Unit held equal to the per-stock dividend paid on the shares of Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid. Notwithstanding the foregoing, if a grantor trust is established in connection with the Awards of Stock Units and shares of Stock are held in the grantor trust for purposes of satisfying the Company’s obligation to deliver shares of Stock in connection with such Stock Units, the Award Agreement for such Stock Units may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the actual price paid for each share of Stock by the trustee of the grantor trust upon such trustee’s reinvestment of the cash dividend received.

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A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6 Termination of Service.

Unless the Compensation Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.

10.7 Purchase of Restricted Stock and Shares of Restricted Stock Subject to Stock Units.

The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Stock or shares of Stock subject to vested Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Compensation Committee, in consideration for past or future Services rendered to an Applicable Entity.

10.8 Delivery of Shares of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Compensation Committee, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a stock certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by the Stock Unit has been delivered.

11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

The Compensation Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to an Applicable Entity or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

The Compensation Committee may, in its sole discretion, grant Awards to Participants in the form of Other Equity-Based Awards, as deemed by the Compensation Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Compensation Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Compensation Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

The Compensation Committee may, in its sole discretion, grant Awards to Participants in the form of Other Equity-Based Awards, as deemed by the Compensation Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Compensation Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Compensation Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

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12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2 Surrender of Shares of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

12.3 Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Compensation Committee) by Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that number of shares of Stock equal in value to the difference between the Option Price and the Fair Market Value of the shares of Stock subject to the portion of the Option being exercised.

12.4 Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, (a) Service to an Applicable Entity and (b) net exercise.

13. TERMS OF AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1 Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares of Stock had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted that are vested and payable in connection with, or related to, the vesting and exercise of an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Compensation Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from the terms and conditions of such other Award. A cash amount credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved.

13.2 Termination of Service.

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Except as may otherwise be provided by the Compensation Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason

14. TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1 Grant of Performance Awards and Annual Incentive Awards.

Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Compensation Committee shall determine.

14.2 Value of Performance Awards and Annual Incentive Awards.

Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Compensation Committee at the time of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

14.3 Earning of Performance Awards and Annual Incentive Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

14.4 Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Compensation Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Compensation Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any shares of Stock may be granted subject to any restrictions deemed appropriate by the Compensation Committee. The determination of the Compensation Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5 Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Compensation Committee. The Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

14.6 Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Compensation Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Compensation Committee as likely to be a Covered Employee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

Performance Goals Generally.

The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Compensation Committee consistent with this Section 14.6. Performance goals shall be objective and shall, as and when deemed appropriate by the Compensation Committee, otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain.” The Compensation Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two (2) or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

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Timing for Establishing Performance Goals.

Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “qualified performance-based compensation” under Code Section 162(m).

Settlement of Awards; Other Terms.

Settlement of such Awards shall be in cash, shares of Stock, other Awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Compensation Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

Performance Measures.

The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) net earnings or net income;

(b) operating earnings;

(c) pretax earnings;

(d) earnings per share of stock;

(e) stock price, including growth measures and total shareholder return;

(f) earnings before interest and taxes;

(g) earnings before interest, taxes, depreciation and/or amortization;

(h) return measures, including return on assets, capital, investment, equity, sales or revenue;

(i) cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

(j) expense targets;

(k) market share;

(l) financial ratios as provided in credit agreements of the Company and its subsidiaries;

(m) working capital targets;

(n) completion of acquisitions of assets;

(o) completion of asset sales;

(p) revenues under management;

(q) funds from operations;

(r) distributions to shareholders; and

(s) any combination of any of the foregoing business criteria.

Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

Any Performance Measure(s) may be used to measure the performance of the Company, its Subsidiaries, and/or its Affiliates as a whole or any business unit of the Company, its Subsidiaries, and/or its Affiliates or any combination thereof, as the Compensation Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Compensation Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (e) above as compared to various stock market indices. The Compensation Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

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Evaluation of Performance.

The Compensation Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed, as and when deemed appropriate by the Compensation Committee, in a form that meets the requirements of Code Section 162(m) for deductibility.

Adjustment of Performance-Based Compensation.

Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Compensation Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Compensation Committee determines.

Compensation Committee Discretion.

In the event that applicable tax and/or securities laws change to permit Compensation Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Compensation Committee shall have sole discretion to make such changes without obtaining shareholder approval provided as and when appropriate that the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Compensation Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Compensation Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.

15. TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Compensation Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Compensation Committee shall determine. LTIP Units must be granted for service to the Operating Partnership.

15.1 Vesting.

Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement.

16. RESERVED

17. REQUIREMENTS OF LAW

17.1 General.

No participant in the Plan will be permitted to acquire, or will have any right to acquire, shares of Stock thereunder if such acquisition would be prohibited by any share ownership limits contained in the Company’s declaration of trust by-laws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell or issue any shares of Stock under any Award if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other individual or entity exercising an Option, or any Applicable Entity of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock hereunder, no shares of Stock may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Compensation Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Compensation Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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17.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Compensation Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Compensation Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Compensation Committee may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement, without a further shareholder vote.

18. EFFECT OF CHANGES IN CAPITALIZATION

18.1Changes in Stock

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Board. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

18.2 Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares of Stock remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Compensation Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance Awards would have been entitled to receive immediately following such transaction.

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18.3 Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, LTIP Units, Restricted Stock, or other Equity-Based Awards are not being assumed or continued:

(i) in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

(ii) either of the following two actions shall be taken:

(A) fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

(B) the Compensation Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Compensation Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Stock”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Stock.

(iii) for Performance Awards denominated in Stock, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Compensation Committee (or Unrestricted Stock if no further restrictions apply).

(iv) Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Compensation Committee shall send notice of an event that will result in such a termination to all individuals and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

18.4 Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

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The Plan, Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units and restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5 Adjustments.

Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Compensation Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Compensation Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

18.6 No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19. GENERAL PROVISIONS

19.1 Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or service of any Applicable Entity, or to interfere in any way with any contractual or other right or authority of the Applicable Entity either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Applicable Entity. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.2 Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Compensation Committee to adopt such other compensation or incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Compensation Committee in its discretion determines desirable.

19.3 Withholding Taxes.

Any Applicable Entity, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Applicable Entity, as the case may be, any amount that the Applicable Entity may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Applicable Entity, which may be withheld by the Applicable Entity, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Applicable Entity to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Applicable Entity shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Applicable Entity as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares of Stock pursuant to such Award, as applicable, cannot exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Applicable Entity to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares of Stock. Notwithstanding the definition of “Family Member” or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Applicable Entity, or its designee or agent, with advance written notice of such sale.

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19.4 Captions.

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.5 Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Compensation Committee, in its sole discretion.

19.6 Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

19.7 Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.8 Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.9 Section 409A of the Code.

It is the intention of both the Company and each Grantee that the benefits and rights to which the Grantee is entitled pursuant to this Plan are exempt from or comply with Section 409A of the Code, and the regulations issued thereunder (collectively “Code Section 409A”) to the extent that the requirements of Code Section 409A are applicable thereto, and the provisions of this Plan shall be construed in a manner consistent with that intention. If the Grantee or the Company believes, at any time, that any such benefit or right that is subject to Code Section 409A does not so comply, it shall promptly advise the other and shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with Code Section 409A (with the most limited possible economic effect on the Participant and on the Company).

To the extent required to comply with Code Section 409A, any payment or benefit required to be paid under this Plan on account of termination of the Grantee’s employment, service (or any other similar term) shall be made only in connection with a “separation from service” with respect to the Participant within the meaning of Code Section 409A.

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Neither the Company nor the Participant, individually or in combination, may accelerate any payment or benefit that is subject to Code Section 409A, except in compliance with Code Section 409A and the provisions of this Plan, and no amount that is subject to Code Section 409A shall be paid prior to the earliest date on which it may be paid without violating Code Section 409A.

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To record adoption of the Plan by the Board as of April 23, 2012, and approval of the Plan by the shareholders on [ ], 2012, the Company has caused its authorized officer to execute the Plan.

POWER REIT

By:

Title:

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Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

POWER REIT

Annual Meeting of Shareholders

May 24, 2012 10:00 AM

This proxy is solicited by the Board of Trustees

The undersigned hereby appoints Virgil E. Wenger and Arun Mittal, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the common shares of Power REIT (the “Trust”) which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the annual meeting of shareholders of the Trust to be held May 24, 2012 or any adjournment thereof (the “Meeting”), with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date, Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

POWER REIT 55 Edison Avenue West Babylon, NY 11704

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company In mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Trustees recommends you vote FOR the following:	For All [ ]	Withhold All [ ]	For All Except [ ]	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.	┐
1. Election of Trustees Nominees
01. David H. Lesser	02. Virgil E. Wenger		03. Patrick R. Haynes, III	04. William S. Susman

				For	Against	Abstain
2. Ratification of Appointment of Gibbons & Kawash, A.C., the Trust’s independent audit firm				[ ]	[ ]	[ ]
				For	Against	Abstain
3. Approval of Power REIT’s 2012 Equity Incentive Plan				[ ]	[ ]	[ ]
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date